UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 2, 2006

ALTUS EXPLORATIONS INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-31444
(Commission File Number)

98-0361119
(IRS Employer Identification No.)

100-8900 Germantown Road, Olive Branch, Mississippi 38654
(Address of principal executive offices and Zip Code)

662.893.7376
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 1, 2006, Greg A. Thompson was appointed to president. Mr. Thompson was appointed to the board of directors on November 18, 2005. Mr. Thompson replaces Sam Nastat who as resigned president effective February 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTUS EXPLORATIONS INC.

/s/ Don L. Sytsma

By: Don L. Sytsma
Director and Secretary
Date: February 2, 2006

RESIGNATION

TO:	ALTUS EXPLORATIONS INC.
(the “Company”)

AND TO:	the Board of Directors thereof

I, the undersigned, hereby resign as President of Altus Explorations, Inc. effective immediately.

DATED this 1st day of February, 2006.

/ s/ Sam Nastat
Sam Nastat